Exhibit 99.1

September 29, 2011

Caterpillar contact:

Rusty Dunn

Corporate Public Affairs

309-675-4803

dunn_rusty_l@cat.com

Navistar contacts:

Media contact: Karen Denning

630-753-3535

Investor Contact: Heather Kos

630-753-2406

www.navistar.com

FOR IMMEDIATE RELEASE

Caterpillar, Navistar Announce Next Phase of Global Truck Alliance

for On-Highway and Vocational Trucks

PEORIA, Ill.— Caterpillar Inc. (NYSE: CAT) and Navistar International Corporation (NYSE: NAV) today announced the next phase of cooperation between the two companies to develop, manufacture, sell and support vocational and on-highway trucks for the North America market and the rest of the world.

In June of 2008, the two companies announced plans to form an alliance for the on-highway truck business. This led to the creation of a 50/50 joint venture called NC2 Global LLC. NC2 is focused on the development of on-highway trucks for markets outside of North America, including current truck offerings in Australia, South Africa and Brazil. The two companies also have an agreement to produce Cat heavy-duty vocational trucks for North America. Earlier this year, the Cat® CT660 vocational truck was unveiled at the CONEXPO/Con-Agg 2011 trade show and customer deliveries of the trucks have recently started.

Now Caterpillar and Navistar are moving to the next stage in the relationship, with continued focus on customers around the world. Building on the success of the companies’ strategic relationship to produce Cat heavy-duty vocational trucks for North America, the companies will restructure certain aspects of NC2. Under the terms of this new relationship, NC2 will become a wholly owned subsidiary of Navistar and through a new brand licensing agreement, both International and Caterpillar branded trucks will continue to be distributed through both International and Caterpillar dealers outside of the United States.

“This next phase will move the relationship to a structure and business model that will be similar to the business relationship we have with Navistar for our North American vocational trucks,” said George Taylor, Director of Caterpillar’s Global On-Highway Truck Group. “As we have looked at the success of the Cat vocational truck launch in North America, we believe that a similar business model for commercial trucks for the rest of the world makes the most sense for our customers,” Taylor added.

In addition to the current CT660 vocational trucks that are being produced for customers in North America, Caterpillar and Navistar have also signed a new, non-binding memorandum of understanding to develop a new, cab-over-engine Cat vocational truck that would be sold globally. The companies will finalize the terms of this new business in the coming months.

“This new relationship streamlines the organization and will help us move faster and more efficiently,” said Phil Christman, President of NC2. “Customers and dealers in the global markets where NC2 has established distribution will build on their early successes with no interruption and with the added benefit of getting products sooner.”

Caterpillar and Navistar have a long-standing business relationship that has evolved over many decades. In addition to the truck business, Caterpillar currently provides remanufacturing services to Navistar and is also a key supplier of engine components for certain Navistar engines. Navistar currently supplies engines to Caterpillar for certain power generation and marine applications.

About Caterpillar:

For more than 85 years, Caterpillar Inc. has been making sustainable progress possible and driving positive change on every continent. With 2010 sales and revenues of $42.588 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services. More information is available at: http://www.caterpillar.com.

About Navistar:

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses, Monaco RV brands of recreational vehicles, and Workhorse® brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The company also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com/newsroom.

Caterpillar Forward-Looking Statements

Certain statements in this press release relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause Caterpillar’s actual results to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that Caterpillar’s actual results may differ materially from those described or implied in its forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets Caterpillar serves; (ii) government monetary or fiscal policies and government spending on infrastructure; (iii) commodity or component price increases and/or limited availability of raw materials and component products, including steel; (iv) Caterpillar’s and its customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (vi) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (vii) financial condition and credit worthiness of Cat Financial’s customers; (viii) inability to realize expected benefits from acquisitions and divestitures, including the acquisition of Bucyrus International, Inc.; (ix) international trade and investment policies, such as import quotas, capital controls or tariffs; (x) the possibility that Caterpillar’s introduction of Tier 4 emissions compliant machines and engines is not successful; (xi) market acceptance of Caterpillar’s products and services; (xii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiii) union disputes or other employee relations issues; (xiv) Caterpillar’s ability to successfully implement the Caterpillar Production System or other productivity initiatives; (xv) adverse changes in sourcing practices of our dealers or original equipment manufacturers; (xvi) compliance costs associated with environmental laws and regulations; (xvii) alleged or actual violations of trade or anti-corruption laws and regulations; (xviii) additional tax expense or exposure; (xix) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xx) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xxi) increased funding obligations under our pension plans; (xxii) significant legal proceedings, claims, lawsuits or investigations; (xxiii) imposition of operational restrictions or compliance requirements if carbon emissions legislation and/or regulations are adopted; (xxiv) changes in accounting standards or adoption of new accounting standards; (xxv) adverse effects of natural disasters; and (xxvi) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 22, 2011 for the year ended December 31, 2010. This filing is available on our website at www.caterpillar.com/secfilings.

Navistar Forward-Looking Statement

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors of our Form 10-K for the fiscal year ended October 31, 2010, which was filed on December 21, 2010, and Part II, Item 1A, Risk Factors, included within our Form 10-Q for the period ended July 31, 2011, which was filed on September 7, 2011. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.